EXHIBIT 10.2

                                     OPTION

     ez  Tel,  LLC,  a  Nevada limited liability company (the "Company"), hereby
                        ------
agrees with NS8 Corporation, a Delaware corporation (the "Investor"), as follows:

                                    RECITALS
                                    --------

     A. Concurrently with entering into this Agreement, the Investor is advancing a US$200,000 loan to Long Distance Billing Services, Inc., a subsidiary of the Company.

     B. The loan would not be advanced if the Company were not concurrently entering into this Agreement.

     C. The parties acknowledge that this Agreement sets forth certain of the basic terms concerning the transaction contemplated by this Agreement, but that many details remain to be negotiated in good faith by the parties further to which this Agreement will be amended.

NOW,  THEREFORE,  in  consideration  of  the  premises:

     1.     Option
            ------
     . The Company grants the Investor an option (the "Option") to make an equity investment in the Company of US$1,500,000 following which 100% of all equity, membership and ownership interests in and to the Company shall be issued to and held by the Investor. The foregoing is subject to confirmation of this Agreement and confirmation of a revised Plan of Reorganization ("Plan") by the Bankruptcy Court [name] in a final non-appealable order. The Option is exercisable only in writing and at the sole discretion of the Investor.

     2.     Covenants
            ---------
     . The Company shall amend the Plan as contemplated above and shall advocate to the Bankruptcy Court that the amended Plan be confirmed such that the transactions contemplated in this Agreement can proceed. Without limiting the generality of the foregoing:

     (a) the Plan shall call for all current and then existing equity, membership and ownership interests, including options, warrants and similar rights, to be cancelled such that the Investor holds 100% of all such interests following its exercise of and the Closing on the option.

     (b)     [creditor's  committee]

     3.     Closing
            -------
     . The closing of the transactions contemplated by this agreement shall take place at the offices of Dorsey & Whitney LLP, [Washington, D.C.] at 5 p.m.,

Eastern time, ten calendar days after the Investor gives the Company notice of its exercise of the Option (the "Closing Date") or at such other place or different time or day as may be mutually acceptable to the Investor and the Company.

     4.     Representations  and  Warranties  by  the  Company
            --------------------------------------------------
     . In order to induce the Investor to consider exercising the Option, the Company hereby represents and warrants to the Investor that, except as disclosed in the attached Exhibit A:

     (a)     Organization,  Standing,  Etc.
             ------------------------------
       The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the state of _____, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. The Company has the requisite corporate power and authority to issue the 100% equity, membership and ownership interest ("Units") and to otherwise perform its obligations under this agreement.

     (b)     Governing  Instruments
             ----------------------
     . The copies of the Articles of formation and operating agreement of the Company which have been delivered to legal counsel for the Investors prior to the execution of this agreement are true and complete copies of the duly and legally adopted Articles of formation and operating agreement of the Company in effect as of the date of this agreement.

     (c)     Subsidiaries,  Etc.
             -------------------
       The Company does not have any direct or indirect ownership interest in any corporation, company, partnership, joint venture, association or other business enterprise. If any entity is listed on Exhibit A and the Company owns a controlling interest in such entity, the representations and warranties set forth in this Article 4 are being hereby restated with respect to such entity (modified as appropriate to the nature of such entity).

     (d)     Qualification
             -------------
     . The Company is duly qualified, licensed or domesticated as a foreign limited liability company in good standing in each jurisdiction wherein the nature of its activities or the properties owned or leased by it makes such qualification, licensing or domestication necessary and in which failure to so qualify or be licensed or domesticated would have a material adverse impact upon its business.

     (e)     Financial  Statements
             ---------------------
     . Attached to this agreement as Exhibit B are (a) a balance sheet, as at __G for the Company, together with the related statements of income and retained earnings and changes in financial position for the fiscal year then ended which balance sheet and related statements have been audited by _____, CPAs, and (b) a
balance  sheet,  as  at           H  for  the Company, together with the related
                        -----------
statement of income and retained earnings for the _____-month period then ended. Such financial statements (i) are in accordance with the books and records of the Company, (ii) present fairly the financial condition of the Company at the balance sheets dates and the results of its operations for the periods therein specified, and (iii) have, in all material respects, been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Without limiting the generality of the foregoing, the balance sheets or notes thereto disclose all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether
due  or  to  become  due) of the Company at           G, and           H, which,
                                            -----------      -----------
individually or in the aggregate, are material and which in accordance with generally accepted accounting principles would be required to be disclosed in such balance sheets, and includes appropriate reserves for all taxes and other liabilities accrued as of such dates but not yet payable.

     (f)     Tax  Returns  and  Audits
             -------------------------
     . All required federal, state and local tax returns or appropriate extension requests of the Company have been filed. Except as set out in Exhibit A all federal, state and local taxes required to be paid with respect to such returns have been paid or due provision for the payment thereof has been made and the Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax. The Company does not have any tax liabilities except those reflected on Exhibit B or those incurred
in  the  ordinary  course  of  business  since           H.
                                               -----------

     (g)     Title  to  Properties  and  Encumbrances
             ----------------------------------------
     . The Company has good and marketable title to all of the properties and assets reflected on Exhibit B and the properties and assets used in the conduct of its business, except for property disposed of in the ordinary course of
business  since           H,  which properties and assets are not subject to any
                -----------
mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (a) those which are shown and described on Exhibit B or the notes thereto, (b) liens for taxes and assessments or governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings, or (c) those which do not materially affect the value of or interfere with the use made of such properties and assets.

     (h)     Litigation;  Governmental  Proceedings
             --------------------------------------
     . There are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company, or its properties or business, and the Company is not aware of any facts which are likely to result in or form the basis for any such action, suit or other proceeding. The Company is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality. The Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

     (i)     Compliance  With  Applicable  Laws  and  Other  Instruments
             -----------------------------------------------------------
     . The business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor delivery of, nor the performance of or compliance with, this agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Articles of formation or operating agreement of the Company. The Company is not in violation of its Articles of formation or operating agreement nor in violation of, or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement in any material respect. The Company is not subject to any restriction which would prohibit it from entering into or performing its obligations under this agreement.

     (j)     Units  and  Conversion  Units
             -----------------------------
     . The Units, when issued and paid for pursuant to the terms of this agreement, will be duly authorized, validly issued and outstanding, fully paid, non-assessable shares and shall be free and clear of all pledges, liens, encumbrances and restrictions.

     (k)     Trademarks  and  Other  Intangible  Rights
             ------------------------------------------
     . The Company (a) owns or has the exclusive right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, (b) is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, (c) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data necessary to the development, operation and sale of all products and services sold or proposed to be sold by it, free and clear of any rights, liens or claims of others, and (d) is not using any confidential information or trade secrets of others.

     (l)     Capital  Stock
             --------------
     . At the date hereof, the authorized Units consists of _____, of which _____ are issued and outstanding. All of the outstanding Units of the Company were duly authorized, validly issued and are fully paid and non-assessable. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this agreement, under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. Neither the offer nor the issuance or sale of the Units constitutes an event, under any anti-dilution provisions of any securities issued or issuable by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. No holder of any security of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company from the Company; provided, however, that nothing in this section shall affect, alter or diminish any right granted to the Investors in this agreement. All outstanding securities of the Company have been issued in full compliance with an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and from the registration and qualification requirements of all applicable state securities laws.

     (m)     Corporate  Acts  and  Proceedings
             ---------------------------------
     . This agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, and is a valid and binding agreement on the part of the Company that is enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate action necessary to the authorization, creation, issuance and delivery of the Units has been taken by the Company, or will be taken by the Company on or prior to the closing date.

     (n)     Accounts  Receivable
             --------------------
     . To the extent that they exceed the reserves for doubtful accounts set forth in Exhibit B, the accounts receivable which are reflected in Exhibit B and
all  accounts  receivable  of  the  Company  which have arisen since           H
                                                                     -----------
(except  such  accounts receivable as have been collected since           H) are
                                                                -----------
valid and enforceable claims, and the goods and services sold and delivered which gave rise to such accounts were sold and delivered in conformity with the applicable purchase orders, agreements and specifications. Such accounts receivable are subject to no valid defense or offsets except routine customer complaints or warranty demands of an immaterial nature. The reserve for doubtful accounts that is included in Exhibit B is adequate.

     (o)     No  Brokers  or  Finders
             ------------------------
     . No person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or any Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this agreement. The Company will indemnify and hold each of the Investors harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this agreement.

     (p)     Conflicts  of  Interest
             -----------------------
     . No officer, director or shareholder of the Company or any affiliate (as such term is defined in Rule 405 under the Securities Act) of any such person has any direct or indirect interest (a) in any entity which does business with the Company, (b) in any property, asset or right which is used by the Company in the conduct of its business, or (c) in any contractual relationship with the Company other than as an employee. For the purpose of this section, there shall be disregarded any interest which arises solely from the ownership of less than a 1% equity interest in a corporation whose stock is regularly traded on any national securities exchange or in the over-the-counter market.

     (q)     Licenses
             --------
     . The Company possesses from the appropriate agency, commission, board and government body and authority, whether state, local or federal, all licenses, permits, authorizations, approvals, franchises and rights which (a) are necessary for it to engage in the business currently conducted by it, and (b) if not possessed by the Company would have an adverse impact on the Company's business. The Company has no knowledge that would lead it to believe that it will not be able to obtain all licenses, permits, authorizations, approvals, franchises and rights that may be required for any business the Company proposes to conduct.

     (r)     Retirement  Plans
             -----------------
     . The Company does not have any retirement plan in which any employees of the Company participates that is subject to any provisions of the Employee Retirement Income Security Act of 1974 and of the regulations adopted pursuant thereto ("ERISA").

     (s)     Environmental  and  Safety  Laws
             --------------------------------
     . The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     (t)     Employees
             ---------
     . To the best of the Company's knowledge, no officer of the Company or employee of the Company (whose annual compensation is in excess of $50,000) has any plans to terminate his or her employment with the Company. The Company has complied in all material respects with all laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and payment of Social Security and other taxes, and the Company has not encountered any material labor difficulties. The Company does not have any worker's compensation liabilities, except those reflected on Exhibit B.

     5.     Representations  of  the  Investor
            ----------------------------------
     .  The  Investor  represents  that:

     (a)     Acts  and  Proceedings
             ----------------------
     . This agreement has been duly authorized by all necessary action on the part of such Investor, has been duly executed and delivered by such Investor, and is a valid and binding agreement of such Investor.

     (b)     No  Brokers  or  Finders
             ------------------------
     . No person, firm or corporation has or will have, as a result of any act or omission by such Investor, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this agreement. Such Investor will indemnify and hold the Company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable as a result of the actions of such Investor in connection with the transactions contemplated by this agreement.

     6.     Conditions  of  The  Investor's  Obligation
            -------------------------------------------
     . Upon written exercise of the Option, the obligation to purchase and pay for the Units on the closing date is subject to the fulfillment prior to or on the closing date of the conditions set forth in this Article 6. In the event that any such condition is not satisfied to the satisfaction of the Investor.

     (a)     No  Errors,  Etc.
             -----------------
       The representations and warranties of the Company under this agreement shall be true in all material respects as of the closing date with the same effect as though made on and as of the closing date.

     (b)     Compliance  with  Agreement
             ---------------------------
     . The Company shall have performed and complied with all agreements or conditions required by this agreement to be performed and complied with by it prior to or as of the closing date.

     (c)     Approvals
             ---------
     . The Bankruptcy Court [and the Creditor's Committee] shall have amended the Company's Disclosure Statement and Plan of Reorganization under Chapter 11 of the Bankruptcy Code to take into account this Agreement and the transactions herein contemplated.

     (d)     Certificate  of  Officers
             -------------------------
     . The Company shall have delivered to the Investors a certificate, dated the closing date, executed by the President and the senior financial officer of the Company and certifying various facts typically covered by an officers' certificate.

     (e)     Opinion  of  the  Company's  Counsel
             ------------------------------------
     . The Company shall have delivered to the Investor an opinion, satisfactory to each of the Investors, of Craig Geno, counsel for the Company, dated the closing date, to the effect that:

          (1) The Company is a limited liability company duly organized and validly existing in good standing under the laws of the state of its incorporation, and has the corporate power and authority to own and hold the properties owned and leased by it and to carry on the business in which it is engaged. The Company has the corporate power and authority to enter into this agreement, to issue and sell the Units and to carry out the provisions of this agreement.

          (2) This agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, subject, as to the enforcement of remedies, to limitations under applicable bankruptcy, insolvency, moratorium, reorganization, and other laws affecting the rights of creditors generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

          (3) The Units being purchased on the closing date have been duly authorized, validly issued and delivered by the Company, are fully paid and non-assessable, and are entitled to the rights, preferences and provisions of the Company's Articles of incorporation and the benefits of the provisions of this agreement applicable thereto. The certificates evidencing the Units are in valid and sufficient form.

          (4) All corporate proceedings required by law or by the provisions of this agreement to be taken by the Board of Directors and shareholders of the Company on or prior to such closing date in connection with the execution and delivery of this agreement, the adoption of the amendments to the company's Articles of incorporation to include the provisions that are set forth in Exhibit A, the offer, issuance and sale of the Units and the consummation of the transactions contemplated by this agreement, have been duly and validly taken.

          (5) The Company is authorized by its Articles of formation to issue _____ Units, _____ par value. Immediately prior to such closing date there were no Units then issued and outstanding. All Units outstanding on the date of this Agreement and issued prior to Closing shall have been cancelled.

          (6) The Company has obtained the approval or consent of all governmental agencies or bodies, including the Bankruptcy Court, required for the legal and valid execution and delivery of this agreement and the legal and valid offer, issuance and sale of the Units and for the performance of the obligations of the Company under all provisions of this agreement. To the best of such counsel's knowledge, the Company is not in violation of any term, provision or condition of its Articles of formation or operating agreement, or in violation of any agreement or other instrument to which the Company is a party or by which it is bound or to which any of its properties, assets or business is subject or any judgment, decree or order or any statute, rule or regulation. Assuming the accuracy of the representations made by the Investors in Article 5, the execution, delivery and performance of this agreement, the offer, issuance and sale of the Units and the consummation of the transactions contemplated by this agreement will not result in any breach or violation of the terms or provisions of, or constitute a default under, the Articles of incorporation or the bylaws of the Company or any statute, rule or regulation affecting the Company or its business. To the best of such counsel's knowledge, the execution, delivery and performance of this agreement by the Company, the offer, issuance and sale of the Units and the consummation of the transactions contemplated by this agreement will not result in any violation of any agreement or other instrument to which the Company is a party or by which it is bound or to which any of its properties, assets or business is subject or any judgment, decree or order.

          (7) Assuming the accuracy of the representations made by the Investors in Article 5, the offer, sale, issuance and delivery of the Units to the Investors under the circumstances contemplated by this agreement are exempt from the registration and prospectus delivery requirements of the Securities Act and all applicable state securities laws.

          (8) The offer, sale and issuance of all outstanding securities of the Company were made pursuant to and in full compliance with an exemption from the registration and prospectus delivery requirements of the Securities Act and from any registration or qualification requirements of applicable state securities laws.

          (9) Except for matters disclosed on Exhibit A, such counsel has no knowledge of any litigation, proceeding or governmental investigation pending or threatened against the Company or its properties or business.

     (f)     Supporting  Documents
             ---------------------
     .  The  Investor  shall  have  received  the  following:

          (1) A copy of resolutions of the Board of Directors of the Company certified by the secretary of the Company authorizing and approving the execution, delivery and performance of this agreement;

          (2) A certificate of incumbency executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute this agreement and further certifying that the Articles of formation and operating agreement of the Company delivered to legal counsel for the Investors at the time of the execution of this agreement have been validly adopted and have not been amended or modified, by other than by the substitution of the provisions set forth in Exhibit A for the capital stock provisions of the Articles of incorporation; and

          (3) Such additional supporting documentation and other information with respect to the transactions contemplated hereby as legal counsel for the Investors may reasonably request.

     (g)     Qualification  Under  State  Securities  Laws
             ---------------------------------------------
     . All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this agreement and the offer, sale, issuance and delivery of the Units to the Investors at the closing shall have been obtained.

     (h)     Employment  Agreements
             ----------------------
     . Patric Boggs and _____ and the Company shall have entered into employment agreements in form and substance acceptable to the Investor.

     (i)     Board  of  Directors
             --------------------
     . The Company shall have taken such actions as shall be appropriate to reconstitute its Board of Directors in the manner contemplated by the Investor.

     (j)     Proceedings  and  Documents
             ---------------------------
     . All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any transaction of this type as shall be reasonably requested by, and satisfactory in form and substance to, legal counsel for the Investors.

     (k)     Due  Diligence
             --------------
     . The Investor's due diligence shall be satisfactory to it in its sole discretion.

     (l)     Loan  Repaid
             ------------
     .  The  US$200,000  loan by the Investor to Long Distance Billing Services,
Inc.  shall  have  been  repaid,  including  accrued  interest,  in  full.

     7.     Miscellaneous
            -------------
     Waivers,  Amendments  and  Approvals

     . In each case in which approval of the Investors is required by the terms of this agreement, such requirement shall be satisfied by a vote or the written action of Investors owning a majority of the Purchased Units then owned by the Investors. With the written consent of Investors owning a majority of the Purchased Units then owned by the Investors, the obligations of the Company under this agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) and with the written approval of Investors owning seventy-five percent (75%) of the Purchased Units then owned by the Investors, the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this agreement or of any supplemental agreement or modifying in any manner the rights and obligations of the holders of the Purchased Units of the Company; provided, however, that no such waiver or supplemental agreement shall (a) amend the terms of the Units as set forth in the Company's Articles of incorporation (any such amendment to the terms of the Units shall require the vote of the holders of Units called for by the Articles of incorporation), (b) amend the provisions of this agreement granting rights to the holders of the Purchased Units (including, but not limited to, registration rights under Article 11) without the written consent of the holders of a majority of the Purchased Units, or (c) reduce the aforesaid proportions of shares the holders of which are required to consent to any waiver or supplemental agreement, without the consent of all of the record holders of shares whose rights would be affected by such reduction. Written notice of any such waiver, consent or agreement of amendment, modification or supplement shall be given to the record holders of the Purchased Units who have not previously consented thereto in writing. In all cases in which the consent or approval of, or actions by, the Investors or the holders of the Purchased Units is required by the terms of this agreement, the number of Purchased Units owned by such holder or Investor shall be determined on an as-if-converted basis.

     (a)     Changes,  Waivers,  Etc.
             ------------------------
       Neither this agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in section 15.1.

     (b)     Payment  of  Fees  and  Expenses  of  the  Investors
             ----------------------------------------------------
     . The Company agrees to reimburse the Investor for legal expenses incurred by them to their legal counsel, Dorsey & Whitney, in connection with the transactions contemplated by this agreement. The Company also agrees to reimburse the Investor for the reasonable legal expenses incurred by the Investor in retaining special counsel in connection with any amendments or waivers under or with respect to this agreement and for any expenses incurred by the Investor in making public announcements of the investment contemplated hereby.

     (c)     Notices
             -------
     . All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail,

          (1) if to any holder of any Purchased Units addressed to such holder at its address as shown on the books of the Company, or at such other address as such holder may specify by written notice to the Company, or

          (2) if to the Company at _____. Attention: President; or at such other address as the Company may specify by written notice to the Investors,

and such notices and other communications shall for all purposes of this agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received.

     (d)     Survival  of  Representations  and  Warranties,  Etc.
             -----------------------------------------------------
       All representations and warranties contained herein shall survive the execution and delivery of this agreement, any investigation at any time made by the Investors or on their behalf, and the sale and purchase of the Units and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant to this agreement (other than legal opinions) or in connection with or in contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

     (e)     Parties  in  Interest
             ---------------------
     . All the terms and provisions of this agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of any of the Purchased Units; provided, however, that a successor or assign of an Investor shall not be regarded as an "Investor."

     (f)     Headings
             --------
     . The headings of the Articles and sections of this agreement have been inserted for convenience of reference only and do not constitute a part of this agreement.

     (g)     Choice  of  Law
             ---------------
     . THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, WITHOUT GIVING EFFECT TO
CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF WASHINGTON. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

     (h)     Jurisdiction
             ------------
     AT THE OPTION OF THE INVESTOR, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR WASHINGTON STATE COURT SITTING IN KING COUNTY; AND THE COMPANY CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE COMPANY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT,

THE INVESTOR AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO THE JURISDICTION AND VENUE ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

     (i)     Waiver  of  Notice  and  Hearing.
             ---------------------------------
       THE COMPANY HEREBY WAIVES ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE INVESTOR OF ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR OF ITS RIGHTS TO REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE COMPANY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS AGREEMENT.

     (j)     Waiver  of  Jury  Trial.
             ------------------------
     EACH OF THE COMPANY AND THE INVESTOR, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     (k)     Counterparts
             ------------
     . This agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this agreement to be executed by its duly authorized representative and each of the Investors has caused this agreement to be executed by signing in counterpart the acceptance form attached to this agreement.

     IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                                       ez Tel, LLC

                                                       By  /s/ Patric Boggs
                                                           ------------------
                                                       Title President & CEO
                                                             -----------------